CALCASIEU REAL ESTATE & OIL CO.

INCORPORATED

P.O. BOX 899

LAKE CHARLES, LA. 70602

Telephone 337-494-4256

Fax 337-494-4351

April 12, 2005

Mr. H. Roger Schwall

Assistant Director

U. S. Securities & Exchange Commission

Washington, DC 20549-0405

Re:	Your letter of April 5, 2005

Dear Mr. Schwall:

In your comments on our Form 10-KSB for 2004 you requested we expand our disclosure on oil and gas royalty interest income and indicate whether we follow the successful efforts or full cost method of accounting for the properties. We do not feel that either method is applicable because all of our income is derived under leases of our property to others. The lessors have full responsibility for all costs of drilling and operations. Our Company receives a percentage of the production proceeds less severance taxes.

We have amended Note 1. to the Financial Statements to add a section on timber and how we amortize the asset. We have also added a section on Oil and Gas.

We have amended Note 6. to the Financial Statements to divide the Company’s Operations into three segments. We thought that since neither agriculture or timber provided 15% of our revenues it wasn’t necessary to have separate segments for them. However, they each do have over 10% of the assets.

We have relied on the exception in paragraph 10 of SFAS 69 for not presenting oil and gas reserve quantities for our royalty interests. All of our oil and gas income comes from royalty interests we own. In all cases we own only a portion of the royalty interests either because we own only a part interest in the land or the unit for the well includes land owned by others. It would be prohibitively expensive to attempt to determine what our reserves might be. The owners of the wells (lessors) are under no obligation to assist us in making this determination.

Calcasieu Real Estate & Oil Co., Inc.

As to the information required by paragraph 7(b) we have no capitalized costs relating to oil and gas producing activities since no expense was incurred. We have no costs incurred for property acquisition, exploration or development activities as required by paragraph 7(c). All of these costs were incurred by the owners of the wells. Our results of operations required by paragraph 7(d) are reported in Note 3. Oil and Gas Properties and Note 6. Company Operations. Since we have no reserve information we are unable to calculate a standardized measure of discounted future net cash flows as called for by paragraph 7(e).

We really don’t believe we are subject to the financial accounting and reporting requirements of Reg. 210.4-10 of Regulation S-X we don’t search for oil or gas; we don’t acquire property or property rights for the purpose of exploration or removing oil or gas; and we are not involved in the construction, drilling and production activities necessary to retrieve oil and gas from its natural reservoirs. Our Company owns land which it rents for agriculture or on which we plant trees. It has been fortunate that others have discovered oil and gas under this land.

We are sending a copy of our transmission by mail with the changes and additions to the notes to financial statements highlighted.

Sincerely,

/s/ Arthur Hollins, III
Arthur Hollins, III
President